SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d)
OF THE
SECURITIES EXCHANGE ACT OF 1934

May 15, 2003
Date of report (Date of earliest event reported)

BINGO.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

      000-26319                                                                             98-0206369

  (Commission File Number)                           (  IRS Employer Identification No.)

                    SUITE 1405, 1166  ALBERNI STREET,
            VANCOUVER, BRITISH COLUMBIA, CANADA                                                                V6E 3Z3
                   (Address of Principal Executive Offices)                                                                       (Zip Code)

(604) 694-0300
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

BINGO.COM, INC.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:
Not Applicable.

(b)  Pro forma financial information:
Not Applicable.

(c)  Exhibits
99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Furnished as exhibits 99.1 and 99.2 are copies of the certifications of the Chief Executive Officer and the Chief Financial Officer of Bingo.com, Inc. (the "Company"), which accompanied the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003, which Report was filed on May 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, INC.
(Registrant)

Date: May 15, 2003                                                                                                   By: /s/ "T. M. Williams"

                                                                                                                  T. M. WILLIAMS, PRESIDENT

EXHIBIT INDEX

The following exhibits are furnished pursuant to Item 9 (Regulation FD Disclosure), are not to be considered filed under the Exchange Act, and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No.        Description

99.1                    Certification of Chief Executive Officer under 18 U.S.C. Section 1350

99.2                    Certification of Chief Financial Officer under 18 U.S.C. Section 1350

EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual  Report of Bingo.com, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. M. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

             Act of 1934; and

    (2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                                   /s/ "T. M. Williams"

                                                                                                     T. M. Williams

                                                                                                                                      President and Chief Executive Officer

                                                                                                                                       May 15, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose, and shall not be deemed filed by the Company for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Bingo.com, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. W. Bromley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

               Act of 1934; and

    (2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                                                 /s/ "H. W. Bromley"

                                                                                                               H. W. Bromley

                                                                                                                                                   Chief Financial Officer

                                                                                                                                                     May 15, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose, and shall not be deemed filed by the Company for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended.